UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 20, 2003

SOUNDVIEW TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-26225	13-3900397
(State or Other jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

1700 East Putnam Avenue, Old Greenwich, CT 06870
(Address of Principal Executive Offices) (Zip Code)

(203) 321-7000
(Registrant’s Telephone Number, Including Area Code)

Item 12.  Results of Operations and Financial Condition

On October 20, 2003, the Company issued a press release announcing its results for the third quarter ended September 30, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoundView Technology Group, Inc.
Dated: October 22, 2003

	By:	/s/ Gerard P. Maus
Gerard P. Maus
Chief Financial and Administrative Officer

EXHIBIT INDEX

99.1                                                                           Press release issued by SoundView Technology Group, Inc. on October 20, 2003

The Exhibit attached to this Form 8-K is incorporated by reference into Item 12 of this Form 8-K and, consistent with the treatment of information set forth in Item 12 of the Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.